Exhibit 10.2.1

AMENDMENT NO. 1

TO THE

CATHAY BANK

EMPLOYEE STOCK OWNERSHIP PLAN

Cathay General Bancorp (the "Company") hereby amends the above-named plan

(the "Plan"), effective as of August 1, 2016, as follows:

1.     Section 6.1 (b) of the Plan is hereby amended by deleting the reference to "$5,000" where it appears and replacing it with "$1,000."

2.     Section 6.2(a)(ii)(B) of the Plan is hereby amended by deleting the reference to "$5,000" where it appears and replacing it with "$1 ,000."

3.     Section 6.7 of the Plan is hereby deleted in its entirety.

4.     Section 9.4(c) of the Plan is hereby amended by deleting the reference to "$5,000" where it appears and replacing it with "$1,000."

* * * * * * * *

The Company has caused this Amendment No. 1 to be signed on the date indicated below, to be effective as indicated above.

"Company"

Dated: August 18, 2016	CATHAY GENERAL BANCORP

	By	/s/ Dunson K. Cheng

	Its	Chairman, CEO and President